UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022 (November 4, 2022)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 4, 2022, the Boards of Directors (the "Boards") of Silvergate Capital Corporation (the "Company"), and its wholly owned subsidiary, Silvergate Bank (the "Bank") (Company and Bank collectively, "Silvergate"), promoted Silvergate's Chief Strategy Officer, of Benjamin C. Reynolds, to the position of President of the Company and the Bank. Alan J. Lane remains the Chief Executive Officer of the Company and the Bank. Silvergate's Boards also appointed Silvergate's Chief Operating Officer, Kathleen M. Fraher, as Chief Risk Officer of the Company and the Bank. These appointments vacate the positions of Chief Strategy Officer and Chief Operating Officer.

Mr. Reynolds joined the Bank in January 2016 and became an Executive Vice President of the Company and Executive Vice President and Director of Corporate Development of the Bank in February 2019, and was appointed Chief Strategy Officer of the Company and Bank in January 2021.

Ms. Fraher joined the Bank in 2006 and was named Executive Vice President in 2015, Chief Administrative Officer in 2016, and Chief Operating Officer of the Company and the Bank in 2018.

At this time, there are no changes in the employment agreements or compensation arrangements of these individuals. There are no arrangements or understandings between Mr. Reynolds, Ms. Fraher and any other person pursuant to which they were selected as executive officers of the Company. There are no family relationships between Mr. Reynolds, Ms. Fraher and any of the Company's directors or other executive officers. There are no transactions in which Mr. Reynolds or Ms. Fraher has an interest requiring disclosure under Item 404(a) of Regulation S-K, other than as described in the Company’s definitive proxy statement filed on April 14, 2022 with the Securities and Exchange Commission.

ITEM 7.01 REGULATION FD DISCLOSURE.

A copy of the press release issued by the Company on November 7, 2022 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 7.01 and Item 9.01, including Exhibit 99.1 hereto, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

99.1	Press Release dated November 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	November 7, 2022	By:	/s/ Alan J. Lane
Alan J. Lane Chief Executive Officer

3